                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

       New York                                      16-1057879
       (Jurisdiction of incorporation             (I.R.S. Employer
       or organization if not a U.S.             Identification No.)
       national bank)

       140 Broadway, New York, NY                 10005-1180
       (212) 658-1000                             (Zip Code)
       (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                             ARCADIA FINANCIAL LTD.
               (Exact name of obligor as specified in its charter)

       Delaware                                    41-1664848
       (State or other jurisdiction              (I.R.S. Employer
       of incorporation or organization)        Identification No.)

       7825 Washington Avenue South
       Minneapolis, Minnesota                             55439-2435
       (612) 942-9880                                     (Zip Code)
       (Address of principal executive offices)

                        Subordinated Extendible Notes and
                          Subordianted Fixed-Term Notes
                         (Title of Indenture Securities)

                                     General
Item 1. GENERAL INFORMATION.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16.  LIST OF EXHIBITS.

EXHIBIT
T1A(i)                              -        Copy of the Organization
                                             Certificate of HSBC Bank USA as
                                             amended on December 17, 1998.

T1A(ii)                             -        Certificate of the State of New
                                             York Banking Department dated
                                             December 31, 1993 as to the
                                             authority of HSBC Bank USA to
                                             commence business, as amended
                                             effective on March 29, 1999.

T1A(iii)                            -        Not applicable.

T1A(iv)                             -        Copy of the existing By-Laws of
                                             HSBC Bank USA as adopted on January
                                             20, 1994 as amended on October 23,
                                             1997.

T1A(v)                              -        Not applicable.

T1A(vi)                     *       -        Consent of HSBC Bank USA required
                                             by Section 321(b) of the Trust
                                             Indenture Act of 1939.

T1A(vii)                            -        Copy of the latest report of
                                             condition of the trustee (March 31,
                                             1999), published pursuant to law or
                                             the requirement of its supervisory
                                             or examining authority.

T1A(viii)                           -        Not applicable.

T1A(ix)                             -        Not applicable.

         * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 9th day of July, 1999.


                                             HSBC BANK USA


                                             BY:  /s/ James M. Foley
                                                -----------------------------
                                                  James M. Foley
                                                  Assistant Vice President

                                                               EXHIBIT T1A (VII)

                                                       Board of Governors of the Federal Reserve System
                                                       OMB Number: 7100-0036
                                                       Federal Deposit Insurance Corporation
                                                       OMB Number: 3064-0052
                                                       Office of the Comptroller of the Currency
                                                       OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL     Expires March 31, 2000


                                                       Please refer to page i,
                                                       Table of Contents, for
                                                       the required disclosure
                                                       of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1999

This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C.
Section 161 (National banks).


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  GERALD A. RONNING, EXECUTIVE VP & CONTROLLER
------------------------------------------------
     Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

      /s/ GERALD A. RONNING
--------------------------------------------------
Signature of Officer Authorized to Sign Report

          4/22/99
--------------------------------------------------
Date of Signature


    SUBMISSION OF REPORTS
    Each Bank must prepare its Reports of Condition and Income either:

    (a) in automated format then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
        (EDS), by modem or computer diskette; or

FDIC Certificate Number           0   0    5   8   9
-------------------------------------------------------
                                    (RCRI 9030)

     (19980930)
     ----------
     (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ MALCOLM BURNETT
--------------------------------------------------
Director (Trustee)

/s/ BERNARD J. KENNEDY
--------------------------------------------------
 Director (Trustee)

/s/ HENRY J. NOWAK
--------------------------------------------------
Director (Trustee)


(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS

    To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

                                   REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
HSBC Bank USA                                                of  Buffalo
------------------------------------------------------------------------
  Name of Bank                                                 City

in the state of New York, at the close of business March 31, 1999

ASSETS
                                                                                                          Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                        -----------------------
   Non-interest-bearing balances currency and coin                                                                $ 916,342.00
--------------------------------------------------------------------------------------------------------
   Interest-bearing balances                                                                                         2,575,819
--------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                               -
--------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                     3,882,418
--------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell                                              736,181
-------------------------------------------------------------------------------------------------------------------------------
Loans and lease financing receivables:
                                                                                 -----------------------
   Loans and leases net of unearned income                                              $ 23,594,804.00
---------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                    384,303
---------------------------------------------------------------------------------
   LESS: Allocated transfer risk reserve                                                              -
--------------------------------------------------------------------------------------------------------
                                                                                                        -----------------------
   Loans and lease, net of unearned income, allowance, and reserve                                             $ 23,210,501.00
--------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                      802,364
--------------------------------------------------------------------------------------------------------
   Premises and fixed assets (including capitalized leases)                                                         205,673.00
--------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                               4,519.00
--------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries and associated companies                                                          -
--------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                        204,508.00
--------------------------------------------------------------------------------------------------------
Intangible assets                                                                                                   486,156.00
--------------------------------------------------------------------------------------------------------
Other assets                                                                                                           557,399
--------------------------------------------------------------------------------------------------------
Total assets                                                                                                   $ 33,581,880.00
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                                                     -----------------------
   In domestic offices                                                                                      $ 21,967,867.00
                                                                                                     -----------------------
-----------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                               $ 2,869,593.00
-------------------------------------------------------------------------------
   Interest-bearing                                                                    19,098,274.00
-----------------------------------------------------------------------------------------------------
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                               $  5,258,860.00
-------------------------------------------------------------------------------                      -----------------------
   Non-interest-bearing                                                               $            -
-------------------------------------------------------------------------------
   Interest-bearing                                                                        5,258,860
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase                                  $    812,222.00
-----------------------------------------------------------------------------------------------------
Demand notes issued to the U.S. Treasury                                                                             57,808
-----------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                  71,648
-----------------------------------------------------------------------------------------------------
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less                                                                  1,211,163
-----------------------------------------------------------------------------------------------------
   With a remaining maturity of more than one year through three years                                               76,041
-----------------------------------------------------------------------------------------------------
   With a remaining maturity of more than three years                                                               237,506
-----------------------------------------------------------------------------------------------------
Bank's liability on acceptances executed and outstanding                                                            204,508
-----------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                   698,089
-----------------------------------------------------------------------------------------------------
Other liabilities                                                                                                   615,573
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                                           $ 31,211,285.00
----------------------------------------------------------------------------------------------------------------------------

EQUITY CAPITAL

----------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                               $             -
-----------------------------------------------------------------------------------------------------
Common Stock                                                                                                        205,000
-----------------------------------------------------------------------------------------------------
Surplus                                                                                                           1,987,058
-----------------------------------------------------------------------------------------------------
Undivided profits and capital reserves                                                                              164,349
-----------------------------------------------------------------------------------------------------
Net unrealized holding gains (losses) on available-for-sale securities                                               14,188
-----------------------------------------------------------------------------------------------------
Accumulated net gain (losses) on cash flow hedges                                                                         -
-----------------------------------------------------------------------------------------------------
Cumulative foreign currency translation adjustments                                                                       -
-----------------------------------------------------------------------------------------------------
Total equity capital                                                                                              2,370,595
-----------------------------------------------------------------------------------------------------
Total liabilities and equity capital                                                                        $ 33,581,880.00
----------------------------------------------------------------------------------------------------------------------------

                                                               Exhibit T1A(i)

                          CERTIFICATE OF AMENDMENT

                     OF THE ORGANIZATION CERTIFICATE OF

                            MARINE MIDLAND BANK

                    UNDER SECTION 8005 OF THE BANKING LAW

      1.   The name of the corporation is Marine Midland Bank.

      2. The Organization Certificate of Marine Midland Bank was filed by the Superintendent of Banks on December 31, 1993, and amended effective February 28, 1997.

      3. Section FIRST of the Organization Certificate of Marine Midland Bank is hereby amended to read as follows:

           FIRST. That the name by which the corporation is to be known is HSBC Bank USA.

      4. The foregoing amendment was authorized by the Board of Directors of Marine Midland Bank at a regular meeting held on December 17, 1998, and by the unanimous written consent of HSBC Americas, Inc., the sole shareholder of Marine Midland Bank.



                                       /s/ I. Malcolm Burnett
                                       -----------------------------------------
                                       I. Malcolm Burnett
                                       President and Chief Executive Officer



                                       /s/ Philip S. Toohey
                                       -----------------------------------------
                                       Philip S. Toohey
                                       Secretary

STATE OF NEW YORK   )
                    )    SS:
COUNTY OF ERIE      )


      On this 11th day of February 1999, before me personally came I. Malcolm Burnett, to me known, who, being by me duly sworn, did depose and say that he resides in East Aurora, New York, that he is President and Chief Executive Officer of Marine Midland Bank, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation; and he verified that the information contained therein is true.


           VICKI L. BARDUS
   Notary Public, State of New York              /s/ Vicki L. Bardus
       Qualified in Erie County                  -------------------------------
My Commission Expires December 14, 1999                   Notary Public


STATE OF NEW YORK   )
                    )    SS:
COUNTY OF ERIE      )


      On this 11th day of February 1999, before me personally came Philip S. Toohey, to me known, who, being by me duly sworn, did depose and say that he resides in Orchard Park, New York, that he is Executive Vice President, General Counsel and Secretary of Marine Midland Bank, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation; and he verified that the information contained therein is true.


           VICKI L. BARDUS
   Notary Public, State of New York              /s/ Vicki L. Bardus
       Qualified in Erie County                  -------------------------------
My Commission Expires December 14, 1999                   Notary Public

                                        STATE OF NEW YORK
[SEAL]
                                       BANKING DEPARTMENT

Know all Men by these Presents, Whereas, the organization certificate of MARINE MIDLAND BANK of Buffalo, New York has heretofore been duly approved and said MARINE MIDLAND BANK has complied with the provisions of Chapter 2 of the Consolidated Laws, in respect of the conversion of MARINE MIDLAND BANK, N.A. into a state trust company under the name MARINE MIDLAND BANK,

    Now Therefore, I, DERRICK D. CEPHAS, as Superintendent of Banks of the State of New York, do hereby authorize the said MARINE MIDLAND BANK to transact the business of a Trust Company at One Marine Midland Center, Buffalo, Erie County within this State.

                                       In Witness Whereof, I have hereunto
                                       set my hand and affixed the official
                                       seal of the Banking Department, this
[SEAL] 31st day of December in the year one thousand nine hundred and ninety-three.


                                       /s/ Derrick D. Cephas
                                       ----------------------------------------
                                                                 Superintendent

                               STATE OF NEW YORK

                               BANKING DEPARTMENT




I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of MARINE MIDLAND BANK under Section 8005 of the Banking Law" dated February 28, 1997, providing for increase of capital stock from $185,000,000 to $225,000,000.




                                       IN WITNESS WHEREOF, I have hereunto
                                       set my hand and affixed the official
                                       seal of the Banking Department at New
                                       York, New York, this 28th day of
                                       February, 1997.




                                             /s/ Manual Kursky
                                             -------------------------------
                                             Deputy Superintendent of Banks

                           ORGANIZATION CERTIFICATE

                                       OF

                             Marine Midland Bank
------------------------------------------------------------------------------

    We, the undersigned all being of full age, all but one of us being citizens of the United States and all of us being residents of the State of New York, having associated ourselves together for the purpose of forming a trust company under and pursuant to the Banking Law of the State of New York, do hereby certify:

    FIRST.  That the name by which the corporation is to be known is
                              Marine Midland Bank
------------------------------------------------------------------------------

    SECOND.  That the place where its principal office is to be located is
                               Buffalo, New York
------------------------------------------------------------------------------

    THIRD. That the amount of its capital stock is to be One Hundred Eighty-five Million and no/100 Dollars ($185,000,000.00) and the number of shares into which such capital stock is to be divided is 1,850,000 with a par value of $100.00 each.

    FOURTH.  The shares are not to be classified as preferred and common.

        If the shares are to be so classified,

        (a) The number and par value of shares to be included in each class are as follows:

                                not applicable
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


        (b) All the designations, preferences, privileges and voting powers of the shares of each class, and the restrictions or qualifications thereof are as follows:

                                not applicable
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


                     (Attach additional pages if required)

        (c) The number of shares of common stock which are to be reserved for issuance in exchange for preferred shares or otherwise to replace any capital stock represented by preferred shares is none.

    FIFTH. The name, place of residence and citizenship of each incorporator, and the number of shares subscribed for by each are:

         FULL NAME                  RESIDENCE        *CITIZENSHIP     NO. OF
                                                                      SHARES
James H. Cleave                New York             Canada               0
---------------------------    -----------------    --------------    ------
John M. Endries                New York             New York             0
---------------------------    -----------------    --------------    ------
Bernard J. Kennedy             New York             New York             0
---------------------------    -----------------    --------------    ------
Northrup R. Knox               New York             New York             0
---------------------------    -----------------    --------------    ------
Henry J. Nowak                 New York             New York             0
---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

---------------------------    -----------------    --------------    ------

-------------
* If a citizen of New York or ???????????

    SIXTH.  The term of existence of the corporation is to be perpetual.

    SEVENTH. The number of directors is to be not less than seven or more than thirty.

    EIGHT. The names of the incorporators who shall be the directors until the first annual meeting of stockholders are:


                           James M. Cleave            John M. Endries
                           ------------------------   ------------------------

Bernard J. Kennedy         Northrup R. Knox           Henry J. Nowak
------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

    NINTH. The corporation is to exercise the powers conferred by Section 100 of the Banking Law.

    IN WITNESS WHEREOF. We have made, signed and acknowledged this certificate in duplicate this 16th day of September 1993.


/s/ James H. Cleave
----------------------------------     ----------------------------------
/s/ John M. Endries
----------------------------------     ----------------------------------
/s/ Bernard J. Kennedy
----------------------------------     ----------------------------------
/s/ Northrup R. Knox
----------------------------------     ----------------------------------
/s/ Henry J. Nowak
----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------



    STATE OF NEW YORK     )
                          )ss.:
County of Erie            )

   On this 16th day of September 1993 personally appeared before me


James M. Cleave,           John M. Endries,           Bernard J. Kennedy,
------------------------   ------------------------   ------------------------

Northrup R. Knox,          Henry J. Nowak
------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

to me known to be the persons described in and who executed the foregoing certificate, and severally acknowledged that they executed the same.

                                       [SEAL]

                                       /s/ Helen Kujawa
                                       ---------------------------------------
                                              HELEN KUJAWA  No. 4856275
Attach County Clerk's certificate             Notary Public, State of New York
authenticating signature of Notary                Qualified in Erie County
Public who takes acknowledgments.          My Commission Expires March 8, 1999

    NINTH. The corporation is to exercise the powers conferred by Section 100 of the Banking Law.

    IN WITNESS WHEREOF. We have made, signed and acknowledged this certificate in duplicate this 16th day of September 1993.


/s/ James H. Cleave
----------------------------------     ----------------------------------
/s/ John M. Endries
----------------------------------     ----------------------------------
/s/ Bernard J. Kennedy
----------------------------------     ----------------------------------
/s/ Northrup R. Knox
----------------------------------     ----------------------------------
/s/ Henry J. Nowak
----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------

----------------------------------     ----------------------------------



    STATE OF NEW YORK     )
                          )ss.:
County of Erie            )

    On this 16th day of September 1993 personally appeared before me


James M. Cleave,           John M. Endries,           Bernard J. Kennedy,
------------------------   ------------------------   ------------------------

Northrup R. Knox,          Henry J. Nowak
------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

                                                                [SEAL]

                                       I, David J. Swarta, Clerk of the
                                       County of Erie, and also Clerk of the
       STATE OF NEW YORK,              Superior and County Courts for said
        COUNTY OF ERIE                 County, the same being Courts of
                                       Record, do hereby certify that
                                                  /s/ Helen Kujawa
                                       ---------------------------------------
                                       whose name is subscribed to the
                                       deposition, certificate of
                                       acknowledgment of proof of the annexed
                                       instrument, was at the time of taking
                                       the same a NOTARY PUBLIC in and for the
                                       State of New York, duly commissioned
                                       and sworn and qualified to act as such
                                       throughout the State of New York; that
                                       pursuant to law a commission, or a
           [SEAL]                      certificate or his appointment and
                                       qualifications and his autograph
                                       signature, have been filed in my office;
                                       that as such Notary Public he was
                                       duly authorized by the laws of the State
                                       of New York to administer oaths and
                                       affirmations to receive and certify the
                                       acknowledgment of proof of deeds,
                                       mortgages, powers of attorney and other
                                       written instruments for lands,
                                       tenements and hereditaments to be
                                       read in evidence or recorded in this
                                       State, to protect notes and to take and
                                       certify affidavits and depositions; and
                                       that I am well acquainted with the
                                       handwriting of such Notary Public, or
                                       have compared the signature on the
                                       annexed instrument with his autograph
                                       signature deposited in my office, and
                                       believe that the signature is genuine.


    IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said County and Courts at Buffalo, this 17 day of September 1993.

N.P. No. 7502                          /s/ David J. Swarta
                                       ---------------------------------------
                                                               David J. Swarta
                                                                   Clerk

                           ORGANIZATION CERTIFICATE

                                       OF

"                            Marine Midland Bank
------------------------------------------------------------------------------

-----------------------------------------------------------------------------"

Received this                                day of
             -------------------------------

                                                                 19
----------------------------------------------------------------   -----------

------------------------------------------------------------------------------
                            SUPERINTENDENT OF BANKS



Filed for examination this
                          ----------------------------------------------------

day of                                                          19
       -----------------------------------------------------      ------------

------------------------------------------------------------------------------
                            SUPERINTENDENT OF BANKS



                                                         by the Banking Board,
--------------------------------------------------------

at a meeting held on the
                        ------------------------------------------------------

day of                                                         19
      ----------------------------------------------------       -------------


------------------------------------------------------------------------------
                        SECRETARY OF THE BANKING BOARD





------------------------------------------------------------------------------

this                                   day of                       19
    -------------------------------          ----------------------   --------


------------------------------------------------------------------------------
                            SUPERINTENDENT OF BANKS





Filed in the office of

------------------------------------------------------------------------------

this                                   day of                       19
    -------------------------------          ----------------------   --------

------------------------------------------------------------------------------

Recorded in the office of

------------------------------------------------------------------------------

this                                   day of                       19
    -------------------------------          ----------------------   --------






------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                               Exhibit T1A(ii)

                              State of New York,

                              BANKING DEPARTMENT




I, ROBERT H. McCORMICK, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of MARINE MIDLAND BANK under
Section 8005 of the Banking Law" dated February 11, 1999, providing for a change of name from MARINE MIDLAND BANK to HSBC BANK USA effective March 29, 1999.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 4th day of March in the Year of our Lord one thousand nine hundred and ninety-nine.

                        /s/ Robert H. McCormick

                                                                 Exhibit T1A(iv)

                                                      (Adopted January 20, 1994;
                                                       Amended October 23, 1997;
                                                    Name Changed March 29, 1999)



                                    BY-LAWS
                                      Of
                                HSBC BANK USA
                   (Formerly known as MARINE MIDLAND BANK)



                                  ARTICLE I

                            STOCKHOLDERS' MEETINGS



      Section 1.1   ANNUAL MEETING
                    The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held in April each year at the office of the Bank, One HSBC Center, City of Buffalo, State of New York.


      Section 1.2   SPECIAL MEETINGS.
                    Except as otherwise specifically provided by statute, special meetings of the stockholders may be called for any purpose at any time by the Board of Directors, the Chairman of the Board, the President, the Chief Executive Officer or the Secretary at such place and time and on such day as may be designated in the notice of meeting. Business transacted at all special meetings of stockholders shall be confined to the purposes stated in the notice of meeting.

      Section 1.3   QUORUM.
                    The holders of a majority of the stock issued and outstanding, and entitled to vote thereat present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders, unless otherwise provided by law.

      Section 1.4   VOTING.
            a. At any meeting of the stockholders each stockholder may vote in person or by proxy duly authorized in writing. Each stockholder shall at every meeting of stockholders be entitled to one vote for each share of stock held by such stockholder. A majority of the votes cast shall decide every question or matter submitted to the stockholders at any meeting, unless otherwise provided by law or by the Organization Certificate.
            b. Any action required to be taken at an annual or special meeting of stockholders may be taken without a meeting by written consent setting forth the action and signed by the holders of all of outstanding shares entitled to vote thereon.

      Section 1.5   NOTICE OF MEETING.
                    Written notice of each meeting of stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called and the person or persons calling the meeting, shall be delivered personally or shall be mailed postage prepaid to each stockholder entitled to vote at such meeting, directed to the stockholder at his or her address as it appears on the records of the Bank, not less than ten or more than fifty days before the date of the meeting.



                                  ARTICLE II

                                  DIRECTORS



      Section 2.1   BOARD OF DIRECTORS.
                    The Board of Directors (the "Board") shall have power to manage and administer the business and affairs of the Bank and, except as expressly limited by law, all corporate powers of the Bank shall be vested in and may be exercised by the Board unless such powers are required by statute, the Organization Certificate or these By-Laws to be exercised by the stockholders.

      Section 2.2   NUMBER AND TERM.
                    The Board shall consist of not less than seven or more than thirty directors, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the entire Board of by resolution of the stockholders at any meeting of stockholders. Unless sooner removed or disqualified, each director shall hold office until the next annual meeting of the stockholders and until the director's successor has been elected and qualified.

      Section 2.3   ORGANIZATION MEETING.
                    At its first meeting after each annual meeting of stockholders, the Board shall choose a Chairman of the Board, a President and a Chief Executive Officer from its own members and otherwise organize the new Board and appoint officers of the Bank for the succeeding year.

      Section 2.4   CHAIRMAN OF THE BOARD.
                    The Chairman of the Board shall preside at all meetings of the Board and of stockholders and perform such duties as shall be assigned from time to time by the Board. In the absence of the Chairman of the Executive Committee, the Chairman of the Board shall act as Chairman of the Executive Committee. Except as may be otherwise provided by the By-Laws or the Board, the Chairman of the Board shall be a member EX OFFICIO of all committees authorized by these By-Laws or the Board. The Chairman of the Board shall be kept informed by the executive officers about the affairs of the Bank.

      Section 2.5   REGULAR MEETINGS.
                    The regular meetings of the Board shall be held each month at the time and location designated by the Board. No notice of a regular meeting shall be required if the meeting is held according to a schedule of regular meetings approved by the Board.

      Section 2.6   SPECIAL MEETINGS.
                    Special meetings of the Board may be called by the Chairman of the Board, the President, the Chief Executive Officer or the Secretary or at the written request of any three or more directors. Each member of the Board shall be given notice stating the time and place of each such special meeting by telegram, telephone or similar electronic means or in person at least one day prior to such meeting, or by mail at least three days prior.

      Section 2.7   QUORUM.
                    One third of the entire Board shall constitute a quorum at any meeting, except when otherwise provided by law. If a quorum is not present at any meeting, a majority of the directors present may adjourn the meeting, and the meeting may be held, as adjourned, without further notice provided that a quorum is then present. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, unless otherwise specifically provided by statute, the Organization Certificate or these By-Laws.

      Section 2.8   VACANCIES.
                    When any vacancy occurs among the directors, the remaining members of the Board may appoint a director to fill each such vacancy at any regular meeting of the Board or at a special meeting called for that purpose. Any director so appointed shall hold office until the next annual meeting of the stockholders and until the director's successor has been elected and qualified, unless sooner displaced.

      Section 2.9   REMOVAL OF DIRECTORS.
                    Any director may be removed either with or without cause, at any time, by a vote of the holders of a majority of the shares of the Bank at any meeting of stockholders called for that purpose. A director may be removed for cause by vote of a majority of the entire Board.

      Section 2.10  COMPENSATION OF DIRECTORS.
                    The Board shall fix the amounts to be paid directors for their services as directors and for their attendance at the meetings of the Board or of committees or otherwise. No director who receives a salary from the Bank shall receive any fee for attending meetings of the Board or of any of its committees.

      Section 2.11  ACTION BY THE BOARD.
                    Except as otherwise provided by law, corporate action to be taken by the Board shall mean such action at a meeting of the Board of the Executive Committee of the Board. Any one or more members of the Board of any committee may participate in a meeting of the Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

      Section 2.12  WAIVER OF NOTICE.
                    Notice of a meeting need not be given to any director who submits a signed waiver of notice before or after the meeting or who attends the meeting without protesting the lack of such notice prior to or at the commencement of the meeting.

      Section 2.13  ADVISORY AND REGIONAL BOARDS.
                    The Board, the Chairman of the Board, the President, the Chief Executive Officer or any Regional President may establish Advisory Boards or Regional Boards and committees thereof for any one or more of the Bank's regions, offices, or departments and make or authorize appointments to be made thereto. Appointees to such boards and committees need not be stockholders, directors or officers of the Bank, and they shall have and perform only such functions as may be assigned to them by, shall serve at the pleasure of, and shall be compensated by fees fixed by the Board, the Chairman of the Board, the President, the Chief Executive Officer or the Regional President making the appointment.

                                  ARTICLE III

                            COMMITTEES OF THE BOARD


     Section 3.1  EXECUTIVE COMMITTEE.
            a. There shall be an Executive Committee which shall be composed of at least five members elected by the Board from among its members at its first meeting following the annual meeting of stockholders to serve for the ensuing year and shall include the Chairman of the Board, the President, the Chief Executive Officer and the Chairman of the Executive Committee, all of which offices may be held by one person. The Chairman of the Board may appoint one or more directors as alternate members to serve in place of any absent members of the Executive Committee. Any vacancy in the Executive Committee shall be filled by the Board, but until its next regular Board meeting may be filled temporarily by the Chairman of the Board.

            b. The Executive Committee shall possess and exercise all of the powers of the Board except (i) when the latter is in session and (ii) as provided otherwise in the New York Banking Law.

     Section 3.2  CHAIRMAN OF THE EXECUTIVE COMMITTEE.
                  The Board shall appoint one of its members to be Chairman of the Executive Committee. The Chairman of the Board, the President or the Chief Executive Officer may at the same time be appointed Chairman of the Executive Committee. The Chairman of the Executive Committee shall preside at all meetings of the Executive Committee, and the Chairman of the Executive Committee shall, in the absence of the Chairman of the Board, the President and the Chief Executive Officer, preside at all meetings of stockholders and the Board. The Chairman of the Executive Committee shall also perform such other duties and be vested with such other powers as may from time to time be conferred upon him or her by these By-Laws or as shall be assigned to him or her from time to time by the Board or the Chief Executive Officer.

     Section 3.3  MEETINGS OF THE EXECUTIVE COMMITTEE.
                  Meetings of the Executive Committee may be called by the Chairman of the Board, the Chairman of the Executive Committee, the President, the Chief Executive Officer or the Secretary and may be held at any place and at any time designated in the notice thereof. Each member of the Executive Committee shall be given notice stating the time and place of each such meeting, by telegram, telephone or similar electronic means or in person at least one day prior to such meeting, or by mail at least three days prior.

     Section 3.4  EXAMINING COMMITTEE
                  The Board shall designate an Examining Committee, which shall hold office until the next annual meeting of the Board following the annual meeting of stockholders, consisting of not less than three of its members, other than officers of the Bank, and whose duty it shall be to make an examination at least once during each calendar year and within 15 months of the last such examination into the affairs of the Bank including the administration of fiduciary powers, or cause suitable examinations to be made by auditors responsible only to the Board and to report the result of such examination in writing to the Board. Such report shall state whether the Bank is in a sound condition, whether adequate internal controls and procedures are being maintained and shall recommend to the Board such changes in the manner of conducting the affairs of the Bank as shall be deemed advisable.
The committee shall at such time ascertain whether the Bank's fiduciary responsibilities have been administered in accordance with law and sound fiduciary principles.

     Section 3.5  OTHER COMMITTEES.
                  The Board may appoint, from time to time, from its own members, committees of the Board of three or more persons, for such purposes and with such powers as the Board may determine.


                                 ARTICLE IV

                                 OFFICERS


     Section 4.1  APPOINTMENT OF OFFICERS.
                  At its annual meeting following the annual meeting of stockholders, the Board shall appoint from among its members a Chairman of the Board, a President, a Chief Executive Officer and a Secretary. The Chairman of the Board or the President may also be appointed as the Chief Executive Officer. At such meeting, the Board shall also appoint one or more Vice Presidents, and may at such meeting or at other meetings of the Board appoint such other officers as it may determine from time to time. The Board may also authorize a committee of the Board to appoint such officers as are not required to be appointed by the Board at a meeting.

     Section 4.2   DUTIES OF PRESIDENT.

                   In the absence of the Chairman of the Board, the President shall preside at all meetings of the Board and of stockholders and in the absence of the Chairman of the Executive Committee and the Chairman of the Board shall preside at all meetings of the Executive Committee. Except as may be otherwise provided by the By-Laws or the Board, the President shall be a member EX OFFICIO of all committees authorized by these By-Laws of the Board. The President shall have general executive powers, shall participate actively in all major policy decisions and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the Office of President or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred or assigned by the Board or the Chief Executive Officer.

     Section 4.3   DUTIES OF CHIEF EXECUTIVE OFFICER.

                   The Chief Executive Officer shall exercise general supervision over the policies and business affairs of the Bank and the carrying out of the policies adopted or approved by the Board. Except as otherwise provided by these By-Laws, the Chief Executive Officer shall have the power to determine the duties of the officers of the Bank and to employ and discharge officers and employees. Except as otherwise provided by the By-Laws or the Board, the Chief Executive Officer shall be a member EX OFFICIO of all committees authorized by these By-Laws or created by the Board. In the absence of the Chairman of the Board and the President, the Chief Executive Officer shall preside at all meetings of the Board and of stockholders.

     Section 4.4   DUTIES OF VICE PRESIDENTS.

                   Each Vice President shall have such titles, seniority, powers and duties as may be assigned by the Board, a committee of the Board, the President or the Chief Executive Officer.

     Section 4.5   SECRETARY.

                   The Secretary shall be Secretary of the Board and of the Bank and shall keep accurate minutes of all meetings of stockholders and of the Board. The Secretary shall attend to the giving of all notices required to be given by these By-Laws; shall be custodian of the corporate seal, records, documents and papers of the Bank; shall provide for the keeping of proper records of all transactions of the Bank; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of

Secretary or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time by the Board, the President or the Chief Executive Officer.

     Section 4.6   OTHER OFFICERS.

                   The President or the Chief Executive Officer or his or her designee may appoint all officers whose appointment does not require approval by the Board or a committee of the Board and assign to them such titles as from time to time may appear to be required or desirable to transact the business of the Bank. Each such officer shall have such powers and duties as may be assigned by the Board, the President or the Chief Executive Officer.

     Section 4.7   TENURE OF OFFICE.

                   The Chairman of the Board, the President, the Chief Executive Officer, the Chairman of the Executive Committee, the Secretary and the Vice Presidents shall hold office for the current year for which the Board was elected and until their successors have been appointed and qualified, unless they shall resign, become disqualified or be removed. All other officers shall hold office until their successors have been appointed and qualify, unless they shall resign, become disqualified or be removed. All other officers shall hold office until their successors have been appointed and qualify, unless they shall resign, become disqualified or be removed.
The Board shall have the power to remove the Chairman of the Board, the President, the Chief Executive Officer, the Chairman of the Executive Committee and the Secretary. The Board or the Chief Executive Officer or his or her designee shall have the power to remove all other officers and employees. Any vacancy occurring in the offices of Chairman of the Board, President or Chief Executive Officer shall be filled promptly by the Board.

     Section 4.8   COMPENSATION.

                   The Board shall by resolution determine from time to time the officers whose compensation will require approval by the Board or a committee of the Board. The Chief Executive Officer shall fix the compensation of all officers and employees whose compensation does not require approval by the Board or a committee of the Board.

     Section 4.9   AUDITOR.

                   The Board or the Chief Executive Officer shall appoint an officer to fill the position of Auditor for the Bank and assign to such officer such title as is deemed appropriate. The Auditor shall perform all duties incident to the audit of all departments and offices and of all affairs of the Bank. The Auditor shall be responsible to the Chief Executive

Officer. The Auditor may at any time report to the Board any matter concerning the affairs of the Bank that, in the Auditor's judgment, should be brought to its attention.


      Section 4.10  REGIONAL PRESIDENTS.
                    The Board may appoint one or more Regional Presidents. Each Regional President shall have such powers and duties as may be assigned by the Board or the Chief Executive Officer.




                                  ARTICLE V

                              FIDUCIARY POWERS


      Section 5.1   FIDUCIARY RESPONSIBILITY.
                    The Board shall appoint an officer or officers or a committee or committees of this Bank whose duties shall be to manage, supervise and direct the fiduciary activities of the Bank as assigned by the Board. Such officer or committee shall do or cause to be done all things necessary or proper in carrying on the assigned activities in accordance with provisions of law and applicable regulations and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The officer or committee shall be responsible for all assets and documents held by the Bank in connection with fiduciary matters assigned by the Board.

      Section 5.2   FIDUCIARY FILES.
                    Files shall be maintained containing all fiduciary records necessary to assure that fiduciary responsibilities have been properly undertaken and discharged.

      Section 5.3   FIDUCIARY INVESTMENTS.
                    Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and applicable law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Bank a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under applicable law.

                                  ARTICLE VI

                         STOCK AND STOCK CERTIFICATES

      Section 6.1   TRANSFERS.
                    Shares of the stock of the Bank shall be transferable on the books of the Bank, only by the person named in the certificate or by an attorney, lawfully constituted in writing, and upon surrender of the certificate therefor. Every person becoming a stockholder by such transfer shall, in proportion to his or her shares, succeed to all rights of the prior holder of such shares.

      Section 6.2   STOCK CERTIFICATES.
                    The certificates of stock of the Bank shall be numbered and shall be entered in the books of the Bank as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the Chairman of the Board, the President, the Chief Executive Officer or any Vice President and by the Secretary or an Assistant Secretary.



                                 ARTICLE VII

                               CORPORATE SEAL



      Section 7.1   CORPORATE SEAL.
                    The Chairman of the Board, the President, the Chief Executive Officer, the Secretary or any Assistant Secretary, a Vice President or Assistant Vice President or other officer designated by the Board or the Chief Executive Officer or his or her designee shall have authority to affix the corporate seal to any document requiring such seal and to attest the same. Such seal shall be substantially in the following form:


                                                            (impression of seal)

                                ARTICLE VIII

                          MISCELLANEOUS PROVISIONS



      Section 8.1   FISCAL YEAR.
                    The fiscal year of the Bank shall be the calendar year.

      Section 8.2   EXECUTION OF INSTRUMENTS.
             a. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Bank or in connection with the exercise of the fiduciary powers of the Bank, by the Chairman of the Board, the President, the Chief Executive Officer, the Secretary or any other officer, employee (other than the Auditor) or agent designated by the Board or the Chief Executive Officer or his or her designee. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Bank in such other manner and by such other officers as the Board may from time to time direct. The provisions of this Section 8.2 are supplementary to any other provision of these By-Laws.

             b. When required, the Secretary or any officer or agent designated by the Board or the Chief Executive Officer or his designee shall countersign and certify all bonds or certificates issued by the Bank as trustee, transfer agent, registrar or depository. The Chief Executive Officer or any officer designated by the Board or the Chief Executive Officer or his or her designee shall have the power to accept in behalf of the Bank any guardianship, receivership, executorship or other special or general trust permitted by law. Each of the foregoing authorizations shall be at the pleasure of the Board, and each such authorization by the Chief Executive Officer or his or her designee also shall be at the pleasure of the Chief Executive Officer.

      Section 8.3   RECORDS.
                    The By-Laws and the proceedings of all meetings of the stockholders, the Board and standing committees of the Board shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary or other officer appointed to act as secretary of the meeting.

      Section 8.4   EMERGENCY OPERATIONS.
                    In the event of war or warlike damage or disaster of sufficient severity to prevent the conduct and management of the affairs, business and property of the Bank by its directors and officers as contemplated by these By-Laws, any two or more available members of the then-incumbent Executive Committee shall constitute a quorum of that committee for the full conduct and management of the affairs, business and property of the Bank. In the event of the unavailability at such time of a minimum of two members of the then-incumbent Executive Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs, business and property of the Bank. This by-law shall be subject to implementation by resolutions of the Board passed from time to time for that purpose, and any provisions of these By-Laws (other than this section) and any resolutions which are contrary to the provisions of this section or to the provisions of any such implementary resolutions shall be suspended until it shall be determined by any interim Executive Committee acting under this section that it shall be to the advantage of the Bank to resume the conduct and management of its affairs, business and property under all of the other provisions of these By-Laws.

      Section 8.5   INDEMNIFICATION.
             a. The Bank shall indemnify each person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Bank, or, while a director or officer, serves or served, at the request of the Bank, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonjudicated disposition of any threatened or pending action or proceeding unless the Bank has given its prior consent to such settlement or other disposition.

             b. The Bank shall advance or promptly reimburse upon request any director or officer seeking indemnification hereunder for all expenses, including attorneys' fees, reasonably incurred in defending any action or proceeding in advance or the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled.

             c. This Section 8.5 shall be given retroactive effect, and the full benefits hereof shall be available in respect of any alleged or actual occurrences, acts or failures to act prior to the date of the adoption of this Section 8.5. The right to indemnification of advancement of expenses under this Section 8.5 shall be a contract right.

      Section 8.6   AMEDNMENTS
                    These By-Laws may be added to, amended, altered or repealed at any regular meeting of the Board by a vote of a majority of the total number of the directors, or at any meeting of stockholders, duly called and held, by a majority of the stock represented at such a meeting.



      I, Helen Kujawa CERTIFY that I am the duly appointed Assistant Corporate Secretary of HSBC Bank USA, formerly known as Marine Midland Bank, and, as such officer, have access to its official records and the foregoing By-Laws are the By-Laws of the Bank, and all of them are now lawfully in force and effect.

      IN TESTIMONY WHEREOF, I have hereunto affixed my official signature and the seal of the Bank, in New York, on June 30, 1999.



[SEAL]                                 /s/ Helen Kujawa
                                       -----------------------------------------
                                           Assistant Corporate Secretary








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